  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1997.

                                                REGISTRATION NO. 333-32199
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                            PERVASIVE SOFTWARE INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     7372                    74-2693793
     (STATE OR OTHER           (PRIMARY STANDARD          (I.R.S. EMPLOYER
     JURISDICTION OF              INDUSTRIAL           IDENTIFICATION NUMBER)
    INCORPORATION OR          CLASSIFICATION CODE
      ORGANIZATION)                 NUMBER)

                         8834 CAPITAL OF TEXAS HIGHWAY
                              AUSTIN, TEXAS 78759
                                (512) 794-1719
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ----------------
                                 RON R. HARRIS
                            CHIEF EXECUTIVE OFFICER
                            PERVASIVE SOFTWARE INC.
                         8834 CAPITAL OF TEXAS HIGHWAY
                              AUSTIN, TEXAS 78759
                                (512) 794-1719
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------
                                  COPIES TO:
      ROBERT V. GUNDERSON, JR.                     CARMELO M. GORDIAN
          JAY K. HACHIGIAN                           S. MICHAEL DUNN
           BRIAN K. BEARD                    BROBECK, PHLEGER & HARRISON LLP
          ANTHONY M. ALLEN                         301 CONGRESS AVENUE
      GUNDERSON DETTMER STOUGH                         SUITE 1200
VILLENEUVE FRANKLIN & HACHIGIAN, LLP               AUSTIN, TEXAS 78701
8911 CAPITAL OF TEXAS HIGHWAY, SUITE                 (512) 477-5495
                4140
         AUSTIN, TEXAS 78759
           (512) 342-2300

                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(A), MAY DETERMINE.

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


  The purpose of this Amendment No. 1 is solely to file a corrected signature page and Power of Attorney to include the conformed signatures and dates omitted from the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 28, 1997, file number 333-32199.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF AUSTIN, STATE OF TEXAS, ON THIS 28TH DAY OF JULY, 1997.

                                          Pervasive Software Inc.

                                                  /s/ Ron R. Harris
                                          By: _________________________________
                                             RON R. HARRIS PRESIDENT AND CHIEF
                                                     EXECUTIVE OFFICER

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Ron R. Harris and James R. Offerdahl, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

              SIGNATURE                        TITLE                 DATE

                                       President, Chief


       /s/ Ron R. Harris                Executive Officer       July 28, 1997
-------------------------------------   and Director                 [/R]
            RON R. HARRIS               (Principal
                                        Executive Officer)

                                       Chief Financial


     /s/ James R. Offerdahl             Officer, Vice           July 28, 1997
-------------------------------------   President,                   [/R]
         JAMES R. OFFERDAHL             Administration and
                                        Secretary
                                        (Principal
                                        Financial and
                                        Accounting Officer)

                                       Director


    /s/ Douglas W. Woodward                                     July 28, 1997
-------------------------------------                                [/R]
         DOUGLAS W. WOODWARD

              SIGNATURE                         TITLE                DATE

                                        Director


     /s/ Nancy R. Woodward                                      July 28, 1997
-------------------------------------                                [/R]
          NANCY R. WOODWARD

                                        Director


     /s/ Joseph C. Aragona                                      July 28, 1997
-------------------------------------                                [/R]
          JOSEPH C. ARAGONA

                                        Director


      /s/ David A. Boucher                                      July 28, 1997
-------------------------------------                                [/R]
          DAVID A. BOUCHER

                                        Director


     /s/ David R. Bradford                                      July 28, 1997
-------------------------------------                                [/R]
          DAVID R. BRADFORD

                                        Director


   /s/ Shelby H. Carter, Jr.                                    July 28, 1997
-------------------------------------                                [/R]
        SHELBY H. CARTER, JR.

                                      II-6